UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 1, 2005

PENNFED FINANCIAL SERVICES, INC. (Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	0-24040 (Commission File Number)	22-3297339 (I.R.S. Employer Identification Number)

622 Eagle Rock Avenue, West Orange, New Jersey (Address of principal executive offices)	07052-2989 (Zip Code)

Registrant's telephone number, including area code:	(973) 669-7366

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

        On June 1, 2005, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR, PennFed Financial Services, Inc. (the “Company”) notified its directors and executive officers of a blackout period under the Penn Federal Savings Bank 401(k) Plan. A copy of the notice is attached as Exhibit 99 and is incorporated herein by reference.

        During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Laura Beckmeyer, Senior Vice President-Human Resources, at 973-669-7366 ext. 248 or by writing to Ms. Beckmeyer at PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99	Notice to Directors and Executive Officers of 401(k) Plan Blackout Period

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PENNFED FINANCIAL SERVICES, INC.
Date:	June 1, 2005	By:	/s/ Joseph L. LaMonica Joseph L. LaMonica President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Notice to Directors and Executive Officers of 401(k) Plan Blackout Period